General	9 Months Ended
Sep. 30, 2021
Disclosure of general [abstract]
GENERAL

Note 1: General

Kamada Ltd. (the “Company”) is a global specialty plasma-derived biopharmaceutical company with a diverse portfolio of marketed products, a robust development pipeline and industry-leading manufacturing capabilities. The Company’s strategy is focused on driving profitable growth from its current commercial products, its plasma-derived development pipeline and its manufacturing expertise, while evolving into a vertically integrated plasma-derived company. The Company’s two leading commercial products are GLASSIA® and KEDRRAB®. GLASSIA was the first liquid, ready-to-use, intravenous plasma-derived AAT product approved by the FDA. The Company markets GLASSIA in the U.S. through a strategic partnership with Takeda Pharmaceuticals Company Limited (“Takeda”) and in other countries through local distributors. Pursuant to an agreement with Takeda, the Company, as of September 2021, completed the production and the supply of GLASSIA to Takeda, and Takeda has initiated its own production of GLASSIA for the U.S. market. The Company is entitled for royalty payments from Takeda on sales of GLASSIA produced by Takeda until 2040. KEDRAB is an FDA approved anti-rabies immune globulin (Human) for post-exposure prophylaxis treatment. KEDRAB is being marketed in the U.S. through a strategic partnership with Kedrion S.p.A. The Company has additional four plasma-derived products administered by injection or infusion, that are marketed through distributors in more than 15 countries, including Israel, Russia, Brazil, Argentina, India and other countries in Latin America and Asia. The Company has two leading development programs; an inhaled AAT for the treatment of AAT deficiency for which the Company is currently conducting the InnovAATe clinical trial, a randomized, double-blind, placebo-controlled, pivotal Phase 3 trial and a plasma-derived hyperimmune immunoglobulin (IgG) product as a potential treatment for coronavirus disease (COVID-19). The Company leverages its expertise and presence in the Israeli pharmaceutical market to distribute in Israel more than 20 products that are manufactured by third parties and have recently added nine biosimilar products to its Israeli distribution portfolio, which, subject to EMA and the Israeli MOH approvals, are expected to be launched in Israel between the years 2022 and 2025.

Pursuant to the agreement with Takeda (as detailed on Note 17 of the Company’s annual financial statements as of December 31, 2020) the Company, as of September 2021, completed the production and the supply of GLASSIA to Takeda. Takeda obtained FDA approval for Glassia production and will initiate its own production of Glassia for the U.S. market in 2021. Accordingly, the Company terminated the manufacturing and sale of Glassia to Takeda resulting in a significant reduction in revenues. Pursuant to the agreement, upon initiation of sales of Glassia manufactured by Takeda, Takeda will pay royalties to the Company at a rate of 12% on net sales through August 2025, and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually, for each of the years from 2022 to 2040. See note 3c below regarding a recent amendment to the agreement with Takeda.

These financial statements have been prepared in a condensed format as of September 30, 2021, and for the nine and three months then ended (“interim consolidated financial statements”).

These financial statements should be read in conjunction with the Company’s annual financial statements as of December 31, 2020, and for the year then ended and the accompanying notes (“annual consolidated financial statements”).